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                                                                    EXHIBIT 23.4


CONSENT OF INDEPENDENT FORESTERS


We consent to the reference to our firm under the heading "Experts" in the prospectus constituting part of this Registration Statement on Form S-11.


                                             CANAL FOREST RESOURCES, INC.
                                             /s/ TIMOTHY M. COONEY
                                             Vice President

Charlotte, North Carolina
January 27, 1999